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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): January 29, 2003

                                 KENNAMETAL INC.
               (Exact name of registrant as specified in charter)

        PENNSYLVANIA                   1-5318                   25-0900168
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

                               World Headquarters
                              1600 Technology Way
                                  P.O.Box 231
                          Latrobe, Pennsylvania 15650
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (724) 539-5000




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Item 9.  Regulation FD Disclosure

     On January 29, 2003, Kennametal Inc. issued a press release announcing second-quarter fiscal 2003 financial results. Attached hereto as Exhibit 99.1 is a copy of such press release.

     This information is not "filed" pursuant to the Securities Exchange Act 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2003

                                             KENNAMETAL INC.

                                                By: /s/  Timothy A. Hibbard
                                                ------------------------------
                                                Name:  Timothy A. Hibbard
                                                Title:  Corporate Controller
                                                and Chief Accounting Officer



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                                  EXHIBIT INDEX


   EXHIBIT                    DESCRIPTION                          REFERENCE
   -------                    -----------                          ---------

    99.1          Press Release dated January 29, 2003           Filed herewith